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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rajiv Dutta, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The accompanying quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of eBay Inc.

                                          Date: August 3, 2004

                                          /s/ Rajiv Dutta
                                          -------------------------
                                          Rajiv Dutta

                                          Senior Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of this report.